SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 24, 2003

COMMISSION FILE NUMBER: 1-7959

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

MARYLAND
(State or other jurisdiction of incorporation or organization)

52-1193298
(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

(914) 640-8100
(Registrant’s telephone number, including area code)

COMMISSION FILE NUMBER: 1-6828

STARWOOD HOTELS & RESORTS
(Exact name of registrant as specified in its organizational documents)

MARYLAND
(State or other jurisdiction of incorporation or organization)

52-0901263
(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

(914) 640-8100
(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
EX-99.1

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1 Press release dated July 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE

     The press release attached as Exhibit 99.1 and incorporated by reference herein is being furnished pursuant to Item 12 — Results of Operations and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statement filed under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS		STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

By:	/s/ Kenneth S. Siegel	By:	/s/ Kenneth S. Siegel

Name:	Kenneth S. Siegel	Name:	Kenneth S. Siegel
Title:	Vice President,	Title:	Executive Vice President,
	General Counsel and Secretary		General Counsel and Secretary

Dated: July 24, 2003

EXHIBIT INDEX

99.1 Press release dated July 24, 2003.